Barclay Capital

5 The North Colonnade

Canary Wharf

London E14 4BB

Tel +44 (0)20 7623 2323

TO:

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC (“Party B”)

From:

BARCLAYS BANK PLC (LONDON HEAD OFFICE) (“Party A”)

Date:

June 30, 2006

Reference:

1264865B

INTEREST RATE SWAP TRANSACTION

The purpose of this facsimile (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement.  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

1.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of March 7, 2005, as amended and supplemented from time to time (the “Agreement”), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.  Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Pooling and Servicing Agreement.

(a)

Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b)

Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

(c)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.
(d)	Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

2.          The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	In respect of a Calculation Period, the Notional Amount corresponding to the Period Start Date on which such Calculation Period commences (in Schedule A attached hereto).
Trade Date:	June 27, 2006
Effective Date:	June 30, 2006
Termination Date:	April 25, 2011; provided, however, for the purposes of determining the Fixed Amount to be paid in respect of the final Calculation Period, such date shall be subject to No Adjustment.

Fixed Amounts:
Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month, commencing [July 25, 2006], through and including the Termination Date (No Adjustment)

Fixed Rate Payer Payment Dates:	The 25th day of each month, commencing [July 25, 2006], through and including the Termination Date subject to adjustment in accordance with the Business Day Convention

Fixed Rate:	5.665%

Fixed Rate Day Count Fraction:	30/360

Fixed Amount:

In respect of a Calculation Period, an amount in USD equal to the product of:

(i)

Notional Amount in respect of such period; multiplied by

(ii)

Fixed Rate; multiplied by

(iii)

Fixed Rate Day Count Fraction.

Floating Amounts:
Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month, commencing [July 25, 2006], through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention

Floating Rate Payer Payment Dates:	The 25th day of each month, commencing [July 25, 2006], through and including the Termination Date subject to adjustment in accordance with the Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA.

Floating Amount:

In respect of a Calculation Period, an amount in USD equal to the product of:

(i)

Notional Amount in respect of such period; multiplied by

(ii)

Floating Rate in respect of such period; multiplied by

(iii)

Floating Rate Day Count Fraction.

Designated Maturity:	1 month.

Spread:	None

Initial Floating Rate:	5.35%

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Calculation Agent:	Party A

Business Day Convention:	Following

Business Days:	New York

Account Details:

Account Details for Party A:

Correspondent: BARCLAYS BANK PLC NEW YORK

FEED: 026002574

Beneficiary:  BARCLAYS SWAPS

Beneficiary Account: 050-01922-8

Account Details for Party B:

[JP Morgan Chase Bank- Texas]

ABA # [TBD]

Account # [TBD]

Bene: C-BASS Operating Account

Ref: C-BASS 2006-CB5

The time of dealing will be confirmed by Party A upon written request.  Barclays is regulated by the Financial Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation.  Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you.  This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Party B requests.

For and on behalf of BARCLAYS BANK PLC	For and on behalf of CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
/s/ Adam Carysforth Name: Adam Carysforth Title: Authorised Signatory Date: June 30, 2006	/s/ David A. Chin Name: David A. Chin Title: Vice President Date: June 30, 2006

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients.  If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

Schedule A to the Confirmation dated as of June 30, 2006

Re: Reference Number 1264865B

All dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Business Day Convention with respect to Floating Rate Payer Period End Dates.

Period Start Date	Period End Date	Notional Amount (USD)
30-Jun-06	25-Jul-06	513,735,112.45
25-Jul-06	25-Aug-06	504,252,871.93
25-Aug-06	25-Sep-06	492,825,953.57
25-Sep-06	25-Oct-06	479,490,196.91
25-Oct-06	25-Nov-06	464,295,226.29
25-Nov-06	25-Dec-06	447,309,499.12
25-Dec-06	25-Jan-07	428,655,995.26
25-Jan-07	25-Feb-07	408,509,319.31
25-Feb-07	25-Mar-07	388,149,495.88
25-Mar-07	25-Apr-07	368,280,455.53
25-Apr-07	25-May-07	349,052,268.41
25-May-07	25-Jun-07	330,730,909.90
25-Jun-07	25-Jul-07	313,275,049.90
25-Jul-07	25-Aug-07	296,637,547.12
25-Aug-07	25-Sep-07	280,780,859.93
25-Sep-07	25-Oct-07	265,673,380.80
25-Oct-07	25-Nov-07	251,257,100.59
25-Nov-07	25-Dec-07	237,504,880.07
25-Dec-07	25-Jan-08	217,732,252.12
25-Jan-08	25-Feb-08	152,050,427.25
25-Feb-08	25-Mar-08	94,642,784.31
25-Mar-08	25-Apr-08	80,029,752.59
25-Apr-08	25-May-08	59,055,203.80
25-May-08	25-Jun-08	55,758,042.75
25-Jun-08	25-Jul-08	52,783,352.22
25-Jul-08	25-Aug-08	50,229,255.86
25-Aug-08	25-Sep-08	48,132,884.84
25-Sep-08	25-Oct-08	46,108,398.34
25-Oct-08	25-Nov-08	44,200,945.56
25-Nov-08	25-Dec-08	42,341,156.09
25-Dec-08	25-Jan-09	40,599,934.52
25-Jan-09	25-Feb-09	38,736,093.58
25-Feb-09	25-Mar-09	36,331,510.38
25-Mar-09	25-Apr-09	32,615,833.36
25-Apr-09	25-May-09	27,971,738.18
25-May-09	25-Jun-09	26,903,072.73
25-Jun-09	25-Jul-09	25,936,067.70
25-Jul-09	25-Aug-09	25,004,021.55
25-Aug-09	25-Sep-09	24,105,653.41
25-Sep-09	25-Oct-09	23,239,730.50
25-Oct-09	25-Nov-09	22,405,066.24
25-Nov-09	25-Dec-09	21,600,518.45
25-Dec-09	25-Jan-10	20,824,987.61
25-Jan-10	25-Feb-10	20,077,415.26
25-Feb-10	25-Mar-10	19,356,782.33
25-Mar-10	25-Apr-10	18,662,107.72
25-Apr-10	25-May-10	17,992,446.76
25-May-10	25-Jun-10	17,346,889.82
25-Jun-10	25-Jul-10	16,724,561.01
25-Jul-10	25-Aug-10	16,124,616.87
25-Aug-10	25-Sep-10	15,546,245.12
25-Sep-10	25-Oct-10	14,988,663.46
25-Oct-10	25-Nov-10	14,451,118.48
25-Nov-10	25-Dec-10	13,932,884.49
25-Dec-10	25-Jan-11	13,433,262.54
25-Jan-11	25-Feb-11	12,877,834.69
25-Feb-11	25-Mar-11	12,407,248.80
25-Mar-11	25-Apr-11	11,925,198.73